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                                                                    EXHIBIT 31.2

        CERTIFICATION UNDER SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric C. Wong, Chief Financial Officer, certify that:

1. I have reviewed this amendment no. 2 to the annual report on Form 10-K for the fiscal year ended March 28, 2004 of RedEnvelope, Inc.; and

2. Based on my knowledge, this amendment no. 2 to the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

Date: July 26, 2004

   By: /s/ ERIC C. WONG
   -------------------------
   Eric C. Wong
   Chief Financial Officer